UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



           Date of Report:                              July 29, 2005
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         (Date of earliest event reported):            (July 29, 2005)



                          Commission File No. 000-14961
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                              LXU HEALTHCARE, INC.
                              --------------------
             (Exact name of Registrant as specified in its Charter)



          Massachusetts                                         04-2741310
          -------------                                         ----------
 (State or other jurisdiction                                 (IRS Employer
      of incorporation)                                  Identification Number)


      3708 E. Columbia Street
         Tucson, Arizona                                           85714
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  (Address of principal executive offices)                       (Zip Code)
  ----------------------------------------                       ----------


Registrant's telephone number, including area code: (520) 512-1100
                                                    --------------

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the  Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                          LXU HEALTHCARE, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective July 29, 2005, Shaun D. McMeans, a member of the Company's Board of Directors and the Company's Chief Operating Officer and Chief Financial Officer, resigned to pursue other interests.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    LXU HEALTHCARE, INC.



                                    By: /s/ Joseph Potenza
                                       ____________________________________
Date:    July 29, 2005                  Joseph Potenza
                                        President and Chief Executive Officer